                                                                  EXECUTION COPY

                                PROQUEST COMPANY

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

          This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 28, 2001, and entered into by and among ProQuest Company (formerly known as Bell & Howell Company), a Delaware corporation (the "Company"), the financial institutions listed on the signature pages hereof (each individually a "Lender" and collectively "Lenders"), Bankers Trust Company, as administrative agent for Lenders ("Administrative Agent"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of September 22, 1997, as amended by a First Amendment dated as of November 26, 1997, a Second Amendment dated as of December 17, 1998, a Third Amendment dated as of October 4, 1999, a Fourth Amendment dated as of December 31, 1999, and a Fifth Amendment dated as of December 29, 2000 (as so amended, the "Credit Agreement"), by and among Company, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to permit Company to amend certain financial covenants and to make certain other amendments as set forth below;

          WHEREAS, subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

     1.1 Amendments to Section 1: Definitions

          A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

          "Sixth Amendment Effective Date" means, upon the satisfaction of the conditions set forth in Section 2 of the Sixth Amendment to this Agreement, December 28, 2001.

          B. Subsection 1.2 of the Credit Agreement is hereby amended deleting the reference to "Closing Date" and substituting therefor "Sixth Amendment Effective Date".

     1.2. Amendments to Section 2: Amounts and Terms of Commitments and Loans

          A. Subsection 2.2A of the Credit Agreement is hereby amended by deleting the text following the colon at the end of clause (b) of paragraph (i) thereof in its entirety and by substituting therefor the following:

                                         Applicable Eurodollar   Applicable Base
                   "Leverage Ratio            Rate Margin          Rate Margin
          ----------------------------  ---------------------   ---------------
          Greater than or
          equal to          3.00:1.00            2.25%                1.25%

          Greater than or
          equal to          2.50:1.00
          but less than     3.00:1.00            2.00%                1.00%

          Greater than or
          equal to          2.00:1.00
          but less than     2.50:1.00            1.75%                0.75%

          Less than         2.00:1.00            1.50%                0.50%

          ; provided that (i) prior to the Sixth Amendment Effective Date, the
            --------
          applicable margin for Eurodollar Rate Loans and Base Rate Loans shall be determined not in accordance with the table set forth above but in accordance with the Credit Agreement as in effect immediately prior to the Sixth Amendment Effective Date; (ii) commencing on the Sixth Amendment Effective Date through the filing of a Margin Determination Certificate for the Fourth Fiscal Quarter, Fiscal Year 2001, the applicable margin for Eurodollar Rate Loans shall be 2.00% per annum and for Base Rate Loans shall be 1.00% per annum; and (iii) notwithstanding anything to the contrary herein provided for, any decrease in the applicable margin for Eurodollar Rate Loans and Base Rate Loans in any Fiscal Quarter shall not exceed 0.25% from the applicable margin as in effect for the immediately preceding Fiscal Quarter.

          Upon delivery of the Margin Determination Certificate by Company to Administrative Agent pursuant to subsection 6.1(iv), the applicable margin for Eurodollar Rate Loans and Base Rate Loans shall automatically be adjusted in accordance with such Margin Determination Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by Administrative Agent of such Margin Determination Certificate; provided that at any time a
                                                    --------
          Margin Determination Certificate is not delivered at the time required pursuant to subsection 6.1(iv), from the time such Margin Determination Certificate was required to be delivered until delivery of such Margin Determination Certificate, the applicable margin for Eurodollar Rate Loans shall be 2.25% per annum and the applicable margin for Base Rate Loans shall be 1.25% per annum; provided further
                                                               -------- -------
          that if a Margin Determination Certificate erroneously indicates an applicable margin more favorable to Company than would be afforded by the actual calculation of the Leverage Ratio, Company shall promptly pay such additional interest and letter of credit fees as shall correct for such error."

          B. Subsection 2.4A(iii)(c) of the Credit Agreement is hereby amended by (i) deleting the phrase "permitted by subsection 7.1(xiii)" and by substituting therefor the phrase "(1) permitted by subsection 7.1(xiii)" and
(ii) deleting the "." at the end thereof and substituting therefor:

          "and (2) permitted pursuant to subsection 7.1(xiv), Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 100% of such Net Debt Proceeds."

          C. Subsection 2.4A(iii)(d) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(d) Scheduled Mandatory Commitment Reductions. (1) On the Sixth
               -----------------------------------------
     Amendment Effective Date, the Revolving Loan Commitments shall be permanently and automatically reduced by $50,000,000 and such reduction shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share and (2) on December 31, 2002, the Revolving Loan Commitments shall be permanently and automatically reduced by $50,000,000 and such reduction shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share."

     1.3 Amendments to Section 4: Conditions to Effectiveness of Agreement and to Loans and Letters of Credit

     Subsection 4.2B of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (v), (ii) deleting the "." at the end of clause
(vi) and substituting "; and" therefor, and (iii) adding the following clause
(vii) at the end thereof:

          "(vii) Before giving effect to such borrowing, the sum of Cash constituting collected and available balances in Deposit Accounts and Cash Equivalents of Company and its Restricted Subsidiaries minus the total
                                                            -----
     amount of any payments reasonably expected to be made within 3 Business Days does not exceed $20,000,000 or such greater amount as may be approved by Administrative Agent."

     1.4  Amendments to Section 6: Affirmative Covenants

     Subsection 6.11 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting "[Intentionally Omitted]" therefor.

     1.5  Amendments to Section 7: Negative Covenants

          A. Subsection 7.1(iii)(d) of the Credit Agreement is hereby amended by deleting the text following clause (d) up to but excluding "; and" and substituting "[intentionally omitted]" therefor.

          B. Subsection 7.1(viii) is hereby amended by deleting the reference to "$100,000,000" and substituting therefor "$50,000,000".

          C. Subsection 7.1 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (xii), (ii) deleting the "." at the end of clause (xiii) and substituting "; and" therefor, and (iii) adding the following clause (xiv) at the end thereof:

          "(xiv) Company may become and remain liable with respect to unsecured senior notes with a maturity of not less than five years, the terms and conditions of which and of any guarantees thereof shall be satisfactory to Administrative Agent and the net proceeds of which shall be used to repay the outstanding amount of the Revolving Loans and to permanently reduce the Revolving Loan Commitments as required by subsection 2.4A(iii)(c)(2)."

          D. Subsection 7.3(xi) of the Credit Agreement is hereby amended by deleting the reference to "$80,000,000" and substituting therefor "$60,000,000".

          E. Subsection 7.4(iv) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

          "(iv) Company's Restricted Subsidiaries (other than BHFS Group) may become and remain liable with respect to unsecured guarantees of the indebtedness permitted pursuant to subsections 7.1(viii), 7.1(xiii) and 7.1(xiv);"

          F. Subsection 7.6A of the Credit Agreement is hereby amended by deleting the table set forth therein from "Fourth Fiscal Quarter and thereafter" under 2001 to the end in its entirety and substituting the following therefor:

          "2001
          -----

          Fourth Fiscal Quarter                                1.30:1.00

          2002
          ----

          First Fiscal Quarter                                 1.30:1.00
          Second Fiscal Quarter                                1.30:1.00
          Third Fiscal Quarter                                 1.30:1.00
          Fourth Fiscal Quarter                                1.50:1.00"
              and thereafter

          G. Subsection 7.7(iv) of the Credit Agreement is hereby amended by deleting the reference to "$100,000,000" and substituting therefor "$50,000,000".

          H. Subsection 7.7(vi) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(vi) Company and its Restricted Subsidiaries may sell equipment leases, use agreements, service agreements, subscription agreements, installment sales contracts and any other long-term receivables or rights to receive future payment streams, for cash, on a non-recourse basis, at fair market value and in accordance with past practices of Company and its Restricted Subsidiaries; and"

     1.6  Substitution of Exhibit

          Exhibit I: Form of Notice of Borrowing. Exhibit I to the Credit
                                                  ---------
Agreement is hereby amended by deleting said Exhibit I in its entirety and
                                             ---------
substituting in place thereof a new Exhibit I in the form of Annex 1 to this
                                    ---------
Amendment.

Section 2. CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective as of December 28, 2001, upon the prior or concurrent satisfaction of all of the following conditions precedent:

          A. On or before February 1, 2002, Company shall deliver to Lenders the following, each, unless otherwise noted, dated February 1, 2002:

          1. Signature and incumbency certificates of the officers executing this Amendment; and

          2. This Amendment executed by each Loan Party.

          B. Requisite Lenders shall have executed this Amendment.

          C. On or before February 1, 2002, all corporate and other proceedings taken or to be taken in connection with the Sixth Amendment and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

          D. On or before February 1, 2002, Company shall pay to each Lender consenting to this Amendment on or prior to Noon, Los Angeles time, on February 1, 2002, an amendment fee in such amount as has been agreed upon in writing between the Company and the Administrative Agent.

Section 3. REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment, and Company has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party party thereto.

          C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, the Amended Agreement has been duly executed and delivered by Company and each of this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party party thereto, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are incorporated herein by this reference and are and will be true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4. ACKNOWLEDGEMENT AND CONSENT

          Company is a party to Company Pledge Agreement, Collateral Account Agreement, Mortgages and Auxiliary Pledge Agreements. Each Restricted Domestic Subsidiary of Company (other than BHFS Group and the Inactive Subsidiaries) (a "Subsidiary Guarantor") is a party to the Subsidiary Guaranty, Subsidiary Pledge Agreement, Mortgages and Auxiliary Pledge Agreements, in each case as amended through the Sixth Amendment Effective Date, pursuant to which such Subsidiary Guarantor has (i) guarantied the Obligations, (ii) created Liens in favor of Administrative Agent on certain Collateral, and (iii) pledged certain Collateral to Administrative Agent to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. Company and Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties," and the Company Pledge Agreement, Collateral Account Agreement, Mortgages, Auxiliary Pledge Agreements, Subsidiary Guaranty and Subsidiary Pledge Agreements are collectively referred to herein as the "Credit Support Documents."

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or by which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 5. MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. All costs, fees and expenses as described in subsection 11.2 of the Credit Agreement with respect to this Amendment shall be for the account of Company.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                           PROQUEST COMPANY


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------


                           BELL & HOWELL PUBLISHING SERVICES
                              COMPANY (f/k/a BELL & HOWELL
                              PUBLICATION SYSTEMS COMPANY)
                           PROQUEST INFORMATION AND LEARNING
                              COMPANY (f/k/a/ BELL & HOWELL
                              INFORMATION AND LEARNING COMPANY)
                           BELL & HOWELL PROTOCORP
                              INTERNATIONAL, INC.

                           (for purposes of Section 4 only) as a Credit Support Party


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           BANKERS TRUST COMPANY, Individually and
                           as Administrative Agent


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           BANK OF AMERICA, N.A., Individually and as
                           Co-Agent


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           THE BANK OF NOVA SCOTIA, Individually
                           and as Co-Agent


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           BANK ONE, NA
                           (f/k/a THE FIRST NATIONAL BANK OF
                           CHICAGO), Individually and as Co-Agent


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION, as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           ABN AMRO BANK, N.V., as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           THE BANK OF NEW YORK, as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           THE CHASE MANHATTAN BANK, as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           CREDIT AGRICOLE INDOSUEZ, as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           CREDIT LYONNAIS, CHICAGO BRANCH, as a
                           Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           THE DAI-ICHI KANGYO BANK, LTD.,
                           CHICAGO BRANCH,  as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           DRESDNER BANK AG, NEW YORK and
                           GRAND CAYMAN BRANCHES,  as a   Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           FIRST UNION NATIONAL BANK, as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           HARRIS TRUST & SAVINGS BANK, as a
                           Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           LLOYDS TSB BANK PLC
                           (formerly Lloyds Bank plc), as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           THE MITSUBISHI TRUST AND BANKING
                           CORPORATION, as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           NATIONAL CITY BANK, CLEVELAND, as a
                           Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           THE SANWA BANK, LIMITED, CHICAGO
                           BRANCH, as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           UNION BANK OF CALIFORNIA, N.A., as a
                           Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                           U.S. BANK NATIONAL ASSOCIATION
                           d/b/a/ and f/k/a/ FIRST BANK NATIONAL
                           ASSOCIATION, as a Lender


                           By:
                                ------------------------------------------------
                           Title:
                                  ----------------------------------------------

                                                                         ANNEX 1
                                                                         -------

                                    EXHIBIT I

                          [FORM OF NOTICE OF BORROWING]

                               NOTICE OF BORROWING

          Pursuant to that certain Credit Agreement dated as of September 22, 1997 (said Credit Agreement, as amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among ProQuest Company (formerly known as Bell & Howell Company), a Delaware corporation ("Company"), the financial institutions listed therein as Lenders ("Lenders"), Bankers Trust Company, as Administrative Agent ("Administrative
Agent"), this represents Company's request to borrow on              ,
                                                        -------------  -----
from Lenders, in accordance with their applicable Pro Rata Shares,
$               in Revolving Loans as [Base/Eurodollar] Rate Loans. [The initial
 --------------
Interest Period for such Loans is requested to be a           month period.] The
                                                    ---------
proceeds of such Loans are to be deposited in Company's account at Administrative Agent.

          The undersigned officer, to the best of his or her knowledge, and Company certify that:

          (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents on and as of the date hereof are, and on the date of the making of the Loans requested hereby will be, true, correct and complete in all material respects to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date;

          (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

          (iii) Each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof; and

          (iv) Before giving effect to such borrowing, the sum of Cash constituting collected and available balances in Deposit Accounts and Cash Equivalents of Company and its Restricted Subsidiaries minus the
                                                                      -----
          total amount of any payments reasonably expected to be made within 3 Business Days does not exceed $20,000,000 [or] [insert such greater amount approved by Administrative Agent pursuant to subsection 4.2B(vii), which amount has been approved pursuant to the written communication from Administrative Agent attached hereto].

                                    ANNEX 1-1

DATED:                                   PROQUEST COMPANY
        --------------------


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    ANNEX 1-2